FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of January 20, 2004, is by and among MediaNews Group, Inc. (the "BORROWER"), the guarantors identified on the signature pages hereto (the "GUARANTORS"), the
Guarantors parties hereto, the Lenders parties hereto, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the
"ADMINISTRATIVE AGENT"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                                   WITNESSETH

      WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent entered into that certain Credit Agreement dated as of December 30, 2003 (the "Existing Credit Agreement");

      WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended; and

      WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      l.  AMENDMENTS TO CREDIT AGREEMENT.

      (A) The definition of "Consolidated Debt" set forth in Section 1.01 of the Existing Credit Agreement is amended in its entirety to read as follows:

            "CONSOLIDATED DEBT" means, at any time with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, Indebtedness as of such time MINUS cash and Cash Equivalents held at such time in excess of $2,000,000 (but, at any time after July 31, 2004, not more than $25,000,000 in the aggregate); PROVIDED, HOWEVER, that the Indebtedness in respect of the Airplane Debt, the Denver Synthetic Lease and the California. Guaranty shall be excluded from Consolidated Debt so long as no event of default is continuing with respect to such Indebtedness (or, in the case of the California Guaranty, with respect to the Indebtedness Guaranteed thereby).

      (B) The definition of "Restricted Payment" set forth in Section 1.01 of the Existing Credit Agreement is amended in its entirety to read as follows:

            "RESTRICTED PAYMENT" means (a) any payment by the Borrower or any Restricted Subsidiary with respect to or on account of any of such

      Person's Capital Stock, including any dividend or other distribution on, or any payment of interest on or principal of, any such Capital Stock, (b) any payment by the Borrower or any Restricted Subsidiary on account of the principal of or interest or premium, if any, on any Subordinated Debt (other than any regularly scheduled payment of interest thereon and any repayment of principal thereof upon the stated maturity thereof (subject to the subordination provisions applicable thereto)) or (c) any payment by the Borrower or any Restricted Subsidiary on account of any purchase, redemption retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any of such Person's Capital Stock or any Subordinated Debt; PROVIDED, HOWEVER, that the term "Restricted Payment" shall not include
      (i) the Refinancing of any Subordinated Debt with the proceeds of additional Subordinated Debt to the extent that (A) such Refinancing Subordinated Debt is subordinated on terms and conditions no less favorable in any material respect to the Lenders than the terms contained in the Subordinated Debt being Refinanced, (B) such Refinancing Subordinated Debt is binding only on the obligor or obligors under the Subordinated Debt so Refinanced, (C) the principal amount of the Refinancing Subordinated Debt does not exceed the principal amount of the Subordinated Debt so Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the Subordinated Debt being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing,
      (D) such Refinancing Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the Subordinated Debt so Refinanced except for any increase that is commercially reasonable at the time of such increase and (E) such Refinancing Subordinated Debt either (1) does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the Subordinated Debt so Refinanced or (2) does not mature, or require any amortization payments to be made, prior to the date that occurs 91 days after the Maturity Date and (ii) the repayment of the 1999 Subordinated Notes on or before August 1, 2004 in an amount up to the amount of the net cash proceeds received by the Borrower from the issuance of additional Subordinated Debt pursuant to SECTION 8.01(i). For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any Capital Stock of the Borrower or any Restricted Subsidiary other than Mandatorily Redeemable Stock that would constitute Indebtedness in accordance with the definition thereof.

      (C) The definition of "Subordinated Debt" set forth in Section 1.01 of the Existing Credit Agreement is amended in its entirety to read as follows:

            "SUBORDINATED DEBT" means (i) the 1999 Subordinated Notes, (ii) the 2003 Subordinated Notes, (iii) any Subordinated Debt incurred pursuant to
      SECTION 8.01(i), (iv) any Subordinated Debt incurred to Refinance Subordinated Debt so long as (a) such Refinancing Subordinated Debt is subordinated on terms and conditions no less favorable in any material respect to the Lenders than the terms contained in the Subordinated Debt being Refinanced, (b) such Refinancing Subordinated Debt is binding only on the obligor or obligors under the Subordinated Debt so Refinanced, (c) the principal amount of the Refinancing Subordinated Debt does not exceed the principal amount of the Subordinated Debt so Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the

      Subordinated Debt being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing, (d) such Refinancing Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the Subordinated Debt so Refinanced except for any increase that is commercially reasonable at the time of such increase and (e) such Refinancing Subordinated Debt either (1) does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the Subordinated Debt so Refinanced or (2) does not mature, or require any amortization payments to be made, prior to the date that occurs 91 days after the Maturity Date, and (v) any other Indebtedness that is subordinated on terms and conditions, and that is subject to other terms and conditions, satisfactory in form and substance to the Required Lenders.

      (D) Section 8.01 of the Existing Credit Agreement is amended in its entirety to read as follows):

            8.01  INDEBTEDNESS.

            Subject to SECTION 8.22, create, incur, assume or suffer to exist any Indebtedness other than;

            (a) Indebtedness under the Loan Documents;

            (b) Existing Debt;

            (c)  Intercompany   Debt  (so  long  as  the  applicable   obligor's
      Indebtedness to the applicable obligee is a Permitted Investment of such obligee in such obligor);

            (d) Indebtedness in an outstanding aggregate principal amount not to exceed $14,400,000 to finance the acquisition by the Borrower or any of its Affiliates of a corporate jet airplane for use by the Borrower and its Subsidiaries (the "AIRPLANE DEBT");

            (e) Indebtedness in an outstanding aggregate principal amount not in excess of $7,500,000 in respect of any Guarantee provided by the Borrower or any Restricted Subsidiary of Indebtedness of Ponderay Newspaper Company (the "CALIFORNIA GUARANTY");.

            (f) (i) Attributable Indebtedness in respect of the Denver Synthetic Lease, PROVIDED that such Indebtedness shall be non-recourse to the Borrower and its Restricted Subsidiaries and (ii) other Purchase Money Indebtedness in an outstanding aggregate principal amount not in excess of $50,000,000;

            (g) other Indebtedness in an outstanding aggregate principal amount not in excess of $50,000,000 at any time;

            (h) other  unsecured  Indebtedness  of the  Borrower  so long as (A)
      subject to SECTION 8.11, the material terms of such Indebtedness (1) are no more restrictive or onerous in any material respect on the Borrower and its Restricted Subsidiaries, or confer greater rights on the holders thereof in any material respect, than the terms of the Loan Documents and the rights of the Administrative Agent and the Lenders thereunder and (2) do not (absent the right to accelerate the maturity thereof upon the occurrence of an event of default in connection therewith and the right to require a repayment or prepayment in connection with a change of control or a sale of assets) require the repayment or prepayment of any portion of such Indebtedness prior to the date that is 91 days after the Maturity Date and (B) prior to incurring any such Indebtedness exceeding $10,000,000, the Borrower shall have provided to the Administrative Agent
      (1) a certificate  of a Responsible  Officer of the Borrower  stating that
      (x) the representations and warranties in ARTICLE VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to the occurrence of such Indebtedness and (y) no Default shall have occurred and be continuing both immediately before and after giving effect to the occurrence of such Indebtedness, and (2) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with SECTION 8.19 after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information; and

            (i)  Subordinated  Debt of the Borrower in an outstanding  aggregate principal amount not in excess of $150,000,000 provided that (A) such Subordinated Debt is binding only on the Borrower, (B) the principal amount of such Subordinated Debt does not exceed the principal amount of the 1999 Subordinated Notes as of the date of issuance of such Subordinated Debt, (C) such Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the 1999 Subordinated Notes, (D) such Subordinated Debt does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the 1999 Subordinated Notes and (E) the 1999 Subordinated Notes are repaid in an amount equal to the net cash proceeds of such Subordinated Debt on or before August 1, 2004.

      (E) Section 8.20 of the Existing Credit Agreement is amended in its entirety to read as follows:

            8.20  DESIGNATED SENIOR DEBT.

            Cause or permit any Indebtedness other than the Obligations to constitute "Designated Senior Debt" (or comparable term) within the meaning and pursuant to the terms of any Contract evidencing or governing any Subordinated Debt. The Borrower hereby agrees and acknowledges that the Obligations shall constitute "Designated Senior Debt" (or any comparable terra) for purposes of all Subordinated Debt of the Borrower or any of its Restricted Subsidiaries in respect of which such term (or comparable tern,) has relevance.

      2. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

      3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to as earlier date) and (b) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

      4. REAFFIRMATION OF OBLIGATIONS. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

      5. INSTRUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of hereof, all references in the Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      6. COUNTERPARTS/TELECOPY. This Amendment may be executed by the parties hereto in several counterparts, each Of which; shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWER:           MEDIANEWS GROUP, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


GUARANTORS:         ALASKA BROADCASTING COMPANY, INC.,
                    An Alaskan corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    CHARLESTON PUBLISHING COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    CONNECTICUT NEWSPAPERS PUBLISHING COMPANY, a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

                    THE DENVER POST CORPORATION,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    EASTERN COLORADO PUBLISHING COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    EASTERN COLORADO PRODUCTION FACILITIES, INC., a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    FITCHBURG INTERNET MEDIA PUBLISHING COMPANY, INC., a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    FITCHBURG PUBLISHING COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

                    GRAHAM NEWSPAPERS, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    HANOVER PUBLISHING CO.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    KEARNS-TRIBUNE, LLC,
                    a Delaware limited liability company



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    LONG BEACH PUBLISHING COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    LOS ANGELES DAILY NEWS PUBLISHING COMPANY, a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

                    LOWELL INTERNET MEDIA PUBLISHING COMPANY, INC., a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    LOWELL PUBLISHING COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    MEDIANEWS GROUP INTERACTIVE, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    NEW ENGLAND INTERNET MEDIA PUBLISHING, INC., a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    NEW ENGLAND NEWSPAPERS, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

                    NEW MEXICO-TEXAS MEDIANEWS GROUP
                    INTERACTIVE, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    NEW MEXICO-TEXAS MEDIANEWS LLC,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    NIMITZ PAPER COMPANY,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    NORTHWEST NEW MEXICO PUBLISHING COMPANY, a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    RATE WATCH, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

                    WEST COAST MEDIANEWS LLC,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer


                    YORK NEWSPAPERS, INC.,
                    a Delaware corporation



                    By: /s/ RONALD A. MAYO
                        -----------------------------------------------
                    Name:  Ronald A. Mayo
                    Title:  VP & Chief Financial Officer

ADMINISTRATIVE AGENT:   BANK OF AMERICA, N.A.



                        By: /s/ DERRICK C. BELL
                            -------------------------------------------
                        Name:  Derrick C. Bell
                        Title:  Principal

LENDERS:                Bank of America, N.A.



                        By: /s/ DERRICK C. BELL
                            -------------------------------------------
                        Name:  Derrick C. Bell
                        Title:  Principal

LENDERS:            _________________________________________
                    CREDIT LYONNAIS NEW YORK BRANCH



                    By: /s/ ATTILA KOC
                        -----------------------------------------------
                    Name:  Attila Koc
                    Title: Senior Vice President

LENDERS:            _________________________________________
                    Wells Fargo Bank, N.A.



                    By: /s/ CATHERINE M. JONES
                        -----------------------------------------------
                    Name:  Catherine M. Jones
                    Title: Vice President

LENDERS:            General Electric Capital Corporation



                    By: /s/ ROBERT M. KADLICK
                        -----------------------------------------------
                    Name:  Robert M. Kadlick
                    Title: Duly Authorized Signatory

LENDERS:            KZH CRESCENT-2 LLC



                    By: /s/ HI HUA
                        -----------------------------------------------
                    Name:  Hi Hua
                    Title: Authorized Agent

LENDERS:            KZH CRESCENT-3 LLC



                    By: /s/ HI HUA
                        -----------------------------------------------
                    Name:  Hi Hua
                    Title: Authorized Agent

LENDERS:            KZH PONDVIEW LLC



                    By: /s/ HI HUA
                        -----------------------------------------------
                    Name:  Hi Hua
                    Title: Authorized Agent

LENDERS:            LASALLE BANK NATIONAL ASSOCIATION
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ NATE PALMER
                        -----------------------------------------------
                    Name:  Nate Palmer
                    Title: Loan Officer

LENDERS:            Fleet National Bank



                    By: /s/ BRADLEY K. ROUSSEAU
                        -----------------------------------------------
                    Name:  Bradley K. Rousseau
                    Title: Vice President

LENDERS:            SUNTRUST BANK
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ KIP HURD
                        -----------------------------------------------
                    Name:  Kip Hurd
                    Title: Vice President

LENDERS:            THE BANK OF NEW YORK



                    By:  /s/ KRISTEN TALABER
                        -----------------------------------------------
                    Name:  Kristen Talaber
                    Title: Vice President

LENDERS:            U.S. Bank National Association



                    By:  /s/ COLLEEN B. MCEVOY
                        -----------------------------------------------
                    Name:  Colleen B. McEvoy
                    Title: Vice President

LENDERS:            UNION BANK OF CALIFORNIA, N.A.
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:  [                    ]
                    Title: Senior Vice President

LENDERS:            KEYBANK NATIONAL ASSOCIATION



                    By: /s/ KENNETH J. KEELER
                        -----------------------------------------------
                    Name:  Kenneth J. Keeler
                    Title: Senior Vice President

LENDERS:            _______________________________________
                    Citizens Bank of Massachusetts



                    By: /s/ JOANNE P. O'KEEFE
                        -----------------------------------------------
                    Name:  Joanne P. O'Keeffe
                    Title: Vice President

LENDERS:            DEUTSCHE BANK TRUST COMPANY AMERICA
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ SUSAN L. LEFEVRE
                        -----------------------------------------------
                    Name:  Susan LeFevre
                    Title: Director

LENDERS:            WACHOVIA BANK, N.A.
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ BRUCE W. LOFTIN
                        -----------------------------------------------
                    Name:  Bruce W. Loftin
                    Title: Managing Director

LENDERS:            TORONTO DOMINION (NEW YORK), INC.
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ STACEY L. MALEK
                        -----------------------------------------------
                    Name:  Stacey L. Malek
                    Title: Vice President

LENDERS:            Stanfield/RMF Transtlantic CDO Ltd.
                    By: Stanfield Capital Partners LLC
                        AS ITS COLLATERAL MANAGER
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ CHRISTOPHER E. JANSEN
                        -----------------------------------------------
                    Name:  Christopher E. Jansen
                    Title: Managing Partner

LENDERS:            Hamilton CDO, Ltd.
                    By: Stanfield Capital Partners LLC
                        AS ITS COLLATERAL MANAGER
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ CHRISTOPHER E. JANSEN
                        -----------------------------------------------
                    Name:  Christopher E. Jansen
                    Title: Managing Partner

LENDERS:            Stanfield Quattro CLO, Ltd.
                    By: Stanfield Capital Partners LLC
                        AS ITS COLLATERAL MANAGER
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ CHRISTOPHER E. JANSEN
                        -----------------------------------------------
                    Name:  Christopher E. Jansen
                    Title: Managing Partner

LENDERS:            LANDMARK III CDO LTD.
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ GIL MARCHAND
                        -----------------------------------------------
                    Name:  Gil Marchand
                    Title: Authorized Signatory

LENDERS:            LANDMARK II CDO LTD.
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By:  /s/ GIL MARCHAND
                        -----------------------------------------------
                    Name:  Gil Marchand
                    Title: Authorized Signatory

LENDERS:            FOXE BASIN CLO 2003, LTD.
                    By Royal Bank of Canada as Collateral Manager



                    By: /s/ LEE M. SHAIMAN
                        -----------------------------------------------
                    Name:  Lee M. Shaiman
                    Title: Authorized Signatory

LENDERS:            AVALON CAPITAL LTD. 2
                    By: INVESCO Senior Secured Management, Inc.
                        As Portfolio Advisor



                    By: /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            CHARTER VIEW PORTFOLIO
                    By: INVESCO Senior Secured Management, Inc.
                        As Investment Advisor



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            DIVERSIFIED CREDIT PORTFOLIO LTD.
                    By:  INVESCO Senior Secured Management, Inc.
                        as Investment Advisor



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            AIM FLOATING RATE FUND
--------
                    By: INVESCO Senior Secured Management, Inc.
                        As Sub-Advisor



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            INVESCO EUROPEAN CDO I S.A.
                    By: INVESCO Senior Secured Management, Inc.
                        As Collateral Manager



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            SEQUILS-LIBERTY, LTD.
                    By: INVESCO Senior Secured Management, Inc.
                        As Collateral Manager



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            SARATOGA CLO I, LIMITED
                    By: INVESCO Senior Secured Management, Inc.
                        As Asset Manager



                    By:  /s/ SCOTT BASKIND
                        -----------------------------------------------
                    Name:  Scott Baskind
                    Title: Authorized Signatory

LENDERS:            Venture III CDO Limited
                    By its investment advisor, MJX Asset
                    Management, LLC



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            _______________________________________
                    PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company



                    By: /s/ DAVID C. WAGNER
                        -----------------------------------------------
                    Name:  David C. Wagner
                    Title: Managing Director

LENDERS:            LOAN FUNDING I LLC,
                    a wholly owned subsidiary of
                    Citibank, N.A.


                    By:  TCW Advisors, Inc.,
                    as portfolio manager of
                    Loan Funding I LLC



                    By: /s/ RICHARD F. KURTH
                        -----------------------------------------------
                    Name:  Richard F. Kurth
                    Title: Senior Vice President



                    By: /s/ JONATHAN R. INSULL
                        -----------------------------------------------
                    Name:  Jonathan R. Insull
                    Title: Managing Director

LENDERS:            SEQUILS I, LTD.

                    By:  TCW Advisors, Inc., as its
                    Collateral Manager



                    By: /s/ RICHARD F. KURTH
                        -----------------------------------------------
                    Name:  Richard F. Kurth
                    Title: Senior Vice President



                    By: /s/ JONATHAN R. INSULL
                        -----------------------------------------------
                    Name:  Jonathan R. Insull
                    Title: Managing Director

LENDERS:            TCW SELECT LOAN FUND, LIMITED

                    By:  TCW Advisors, Inc., as its
                    Collateral Manager



                    By:  /s/ RICHARD F. KURTH
                        -----------------------------------------------
                    Name:  Richard F. Kurth
                    Title: Senior Vice President



                    By: /s/ JONATHAN R. INSULL
                        -----------------------------------------------
                    Name:  Jonathan R. Insull
                    Title: Managing Director

LENDERS:            C-SQUARED CDO LTD.

                    By:  TCW Advisors, Inc., as its
                    Portfolio Manager



                    By: /s/ JONATHAN R. INSULL
                        -----------------------------------------------
                    Name:  Jonathan R. Insull
                    Title: Managing Director

LENDERS:            Fidelity Advisor Series II:  Fidelity Advisor
                    FLOATING RATE HIGH INCOME FUND
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ JOHN H. COSTELLO
                        -----------------------------------------------
                    Name:  John H. Costello
                    Title: Assistant Treasurer

LENDERS:            SIMSBURY CLO, LIMITED
                    By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            SEABOARD CLO 2000 LTD.
                    By:  David L. Babson & Company Inc. as Collateral Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            SUFFIELD CLO LIMITED
                    By:  David L. Babson & Company Inc. as Collateral Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            BILL & MELINDA GATES FOUNDATION
                    By:  David L. Babson & Company Inc. as Investment Advisor



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            C.M. LIFE INSURANCE COMPANY
                    By:  David L. Babson & Company Inc. as Investment
                         Sub-Advisor



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            MAPLEWOOD (CAYMAN) LIMITED
                    By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            APEX (IDM) CDO, LTD.
                    ELC (CAYMAN) LTD. 1999-II
                    ELC (CAYMAN) LTD. 1999-III
                    ELC (CAYMAN) LTD. 2000-I
                    TRYON CLO LTD. 2000-I
                    By:  David L. Babson & Company Inc. as Collateral Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            BABSON CLO LTD. 2003-I
                    By:  David L. Babson & Company Inc.
                    as Collateral Manager



                    By: /s/ ADRIENNE MUSGNUG
                        -----------------------------------------------
                    Name:  Adrienne Musgnug
                    Title: Managing Director

LENDERS:            FRANKLIN CLO III, Ltd.



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            FRANKLIN FLOATING RATE TRUST



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            FRANKLIN FLOATING RATE MASTER SERIES



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            FRANKLIN TEMPLETON LIMITED
                    DURATION INCOME TRUST



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            FRANKLIN CLO II, Ltd.



                    By:/s/ [ILLEGIBLE]
                       ------------------------------------------------
                    Name:
                    Title:

LENDERS:            COLUMBIA FLOATING RATE
                    LIMITED LIABILITY COMPANY
                    (f/k/a Stein Roe Rate Limited Liability Company)


                    By:  Columbia Management Advisors, Inc.
                    As Advisor



                    By: /s/ JAMES R. FELLOWS
                        -----------------------------------------------
                    Name:  James R. Fellows
                    Title: Sr. Vice President & Portfolio Manager

LENDERS:            _______________________________________
                    Clydesdale CLO 2003, LTD



                    By: /s/ ELIZABETH MACLEAN
                        -----------------------------------------------
                    Name:  Elizabeth MacLean
                    Title: Director

                    Nomura Corporate Research and Asset Management Inc.
                    As Agent

LENDERS:            ________________________________________
                    Nomura Bond & Loan Fund



                    By: /s/ ELIZABETH MACLEAN
                        -----------------------------------------------
                    Name:  Elizabeth MacLean
                    Title: Director

                    By:  LIFJ Trust Bank Limited
                         as Trustee
                    By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS:            ________________________________________
                    Clydesdale CLO 2001-1, LTD



                    By: /s/ ELIZABETH MACLEAN
                        -----------------------------------------------
                    Name:  Elizabeth MacLean
                    Title:  Director

                    Nomura Corporate Research and Asset Management Inc. As Collateral Agent

LENDERS:            ERSTE BANK NEW YORK
                    ---------------------------------------------------
                    [Please insert name of Lender]



                    By: /s/ ROBERT J. WAGMAN
                        -----------------------------------------------
                    Name:  Robert J. Wagman
                    Title: Vice President
                           Estate Bank New York Branch

                    /s/ Bryan J. Lynch

                           Bryan J. Lynch
                           First Vice President